Subsequent Events	Feb. 22, 2019
Disclosure of events after reporting period [Abstract]
Subsequent Events

31. SUBSEQUENT EVENTS
Tahoe Resources Inc. ("Tahoe") Acquisition
On February 22, 2019, the Company completed the acquisition of 100% of the issued and outstanding shares of Tahoe. Each Tahoe shareholder had the right to elect to receive either $3.40 in cash (the "Cash Election") or 0.2403 of a Common Share (the "Share Election") for each Tahoe share, subject in each case to pro-ration based on a maximum cash consideration of $275 million and a maximum number of Common Shares issued of 56.0 million. Tahoe shareholders who did not make an election by the election deadline were deemed to have made the Share Election. Holders of 23,661,084 Tahoe shares made the Cash Election and received all cash consideration in the amount of $3.40 per Tahoe share. The holders of 290,226,406 Tahoe shares that made or were deemed to have made, the Share Election were subject to pro-ration, and received consideration of approximately $0.67 in cash and 0.1929 of a Common Share per Tahoe share.
In addition, Tahoe shareholders received contingent consideration in the form of one contingent value right ("CVR") for each Tahoe share.  Each CVR will be exchanged for 0.0497 of a Common Share upon first commercial shipment of concentrate following restart of operations at the Escobal mine. The CVRs are transferable and have a term of 10 years.
As a result of the acquisition of Tahoe, the Company paid $275 million in cash, issued 55,990,512 Common Shares, and issued 313,887,490 CVRs. After this share issuance, Pan American shareholders owned approximately 73%, while former Tahoe shareholders owned approximately 27%, of the shares of the combined company. The Company has determined that this transaction represents a business combination with Pan American identified as the acquirer. Based on the February 21, 2019 closing share price of Common Shares, the total consideration of the acquisition is approximately $1.1 billion. We began consolidating the operating results, cash flows and net assets of Tahoe from February 22, 2019 onwards.
Tahoe is a mid-tier publicly traded precious metals mining company with ownership interests in a diverse portfolio of mines and projects including the following principle mines: Timmins West and Bell Creek in Canada; La Arena and Shahuindo in Peru; and Escobal in Guatamela. The Escobal mine's operations have been suspended since June 2017.
As the transaction closed in February 2019, the initial allocation of the purchase price to the assets and liabilities acquired is not complete. The main areas under consideration are the values attributable to the mineral interests of each of the mines acquired. We will disclose a preliminary purchase price allocation in our first quarter 2019 condensed consolidated interim financial statements.
Acquisition related costs incurred in 2018 amounted to $10.2 million have been expensed and are presented as transaction costs as at December 31, 2018.
Authorized Share Capital
In January 2019, the Company obtained shareholder approval to increase its authorized share capital from 200 million to 400 million Common Shares without par value.
Credit Facility Renewal and Advance
The Company's four-year, $300.0 million secured revolving credit facility that matures on April 15, 2020 (the “Credit Facility”) remained undrawn as of December 31, 2018 and December 31, 2017, and the Company was in compliance with all covenants required by the Credit Facility. In February 2019, as part of the acquisition of Tahoe, the Company amended and extended its Credit Facility. The facility has been increased by $200.0 million to $500.0 million, and matures on February 1, 2023. At Pan American's option, amounts can be drawn under the revolving facility and will incur interest based on the Company's leverage ratio at either (i) LIBOR plus 1.875% to 2.750% or; (ii) The Bank of Nova Scotia's Base Rate on U.S. dollar denominated commercial loans plus 0.875% to 1.750%. Undrawn amounts under the revolving facility are subject to a stand-by fee of 0.4219% to 0.6188% per annum, dependent on the Company's leverage ratio. The Company drew down US$301 million under the Credit Facility, under LIBOR-based interest rates to fund, in part, the cash purchase price under the Tahoe arrangement and to repay, in full, and cancel Tahoe's second amended and restated revolving facility, under which US$125 million had been drawn.